UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2008

HARLEYSVILLE NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15237	23-2210237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

483 Main Street, Harleysville, PA	19438
(Address of principal executive offices)	(Zip Code)

215-256-8851

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

In connection with the previously announced retirement of Michael B. High, the Harleysville National Corporation’s (the “Corporation”) Chief Operating Officer at the end of November 2008, the Corporation, Harleysville National Bank and Trust Company and Harleysville Management Services, LLC entered into a Complete Settlement Agreement and General Release (the “Agreement”) with Mr. High which became effective on October 17, 2008.

Among various provisions, the material terms of the Agreement are summarized as follows:

1.      Mr. High shall receive as his retirement package:

•	Amounts equal to $367,481, minus all appropriate withholdings and/or deductions;

•	An amount equal to unused accrued paid time off;

•	COBRA benefits;

•	Amounts equal to $13,050, minus all appropriate withholdings and/or deductions, for non-COBRA benefits;

•	A lump sum payment equal to $356,424, minus all appropriate withholdings and/or deductions, representing the accrued value of Mr. High’s Supplemental Executive Retirement Benefit Agreement; and

•	$6,000 in country club dues.

2.	Mr. High shall not be restricted from competing with the Corporation except that he may not solicit the Corporation’s customers or employees.

3.	Mr. High agrees to release the Corporation and its affiliates from all claims and rights arising based on his employment or the termination of his employment, among other things.

4.	The Corporation agrees to indemnify Mr. High for any suits arising out of his service as an officer or employee of the Corporation subject to certain limitations.

5.	Mr. High agrees not to disclose any confidential information of the Corporation and return any confidential documents and information to the Corporation.

The Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements and Exhibits

None.

(b)	Pro Forma Financial Information

None.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description
99.1
Complete Settlement Agreement and General Release made among Harleysville National Corporation, Harleysville National Bank and Trust Company and Harleysville Management Services, LLC, and Michael B. High effective as of October 17, 2008.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

HARLEYSVILLE NATIONAL CORPORATION
(Registrant)

Dated: October 23, 2008	/s/ George S. Rapp
George S. Rapp
Executive Vice President, and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1
Complete Settlement Agreement and General Release made among Harleysville National Corporation, Harleysville National Bank and Trust Company and Harleysville Management Services, LLC, and Michael B. High effective as of October 17, 2008.